Exhibit 10.1

EXECUTION VERSION

December 15, 2014

Hillenbrand, Inc.
One Batesville Boulevard
Batesville, IN  47006

Re:                             Amendment No. 1 to Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to the Private Shelf Agreement, dated as of December 6, 2012 (the “Note Agreement”), by and among Hillenbrand, Inc., an Indiana corporation (the “Company”), Prudential Investment Management, Inc. (“Prudential”) and each Prudential Affiliate (as therein defined) that has become or becomes bound thereby.  Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.

The Company has requested that the Required Holders agree to amend the Note Agreement, as more particularly described below.  Subject to the terms and conditions hereof, the Required Holders are willing to agree to such request.

Accordingly, in accordance with the provisions of Section 18.1 of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                         Amendments to the Note Agreement.  Effective upon the Effective Date (as defined below):

1.1                               The definition of “Implied Rate Dollar Yield” contained in Section 8.7 of the Note Agreement is amended by inserting “ask-side” immediately prior to the reference to “yields” contained in clause (i) thereof.

1.2                               Section 9 of the Note Agreement is amended by inserting the following new Section 9.9 at the end thereof:

Section 9.9.                                Maintenance of Ratings.  At any time when any of the Company’s senior unsecured indebtedness, or, if no rating exists with respect to the Company’s senior unsecured indebtedness, the Company, has a Below Investment Grade Rating, the Company shall cause at least three nationally recognized rating agencies (which shall be Moody’s, S&P, Fitch or such other nationally recognized rating agency as is reasonably satisfactory to the Required Holders) to maintain a public rating of the Company’s senior unsecured indebtedness, or, if no rating exists with respect to the Company’s senior unsecured indebtedness, the Company.  For the avoidance of doubt, the Company shall not be required to cause or maintain any ratings if there is no Below Investment Grade Rating on any of the Company’s senior unsecured indebtedness, or, if no rating exists with respect to the Company’s senior unsecured indebtedness, on the Company.

1.3                               Section 19 of the Note Agreement is amended by inserting the following sentence at the end of the first paragraph contained therein:

In the case of holders of Notes which have the same address for delivery of notices and other communications, the Company shall not be required to deliver more than one copy of any notice or other communication to such holders.

1.4                               Schedule B to the Note Agreement is amended by inserting the following new definition in the appropriate alphabetical order:

“Below Investment Grade Rating” in respect of any Person means, at any time of determination, there exists an Active Rating of less than: (i) “BBB-” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, or any successor thereof (“S&P”), (ii) “BBB-” by Fitch Ratings, Ltd., or any successor thereof (“Fitch”), (iii) “Baa3” by Moody’s Investors Service, Inc., or any successor thereof (“Moody’s”) or (iv) an equivalent Solicited rating by any other nationally recognized statistical rating agency.  For purposes of this definition, (1) “Active Rating” means any rating other than a rating that both (a) has not been determined or refreshed by the applicable statistical rating agency within the last 12 months and (b) the Company has formally requested that the applicable statistical rating agency terminate such rating; and (2) “Solicited” means any rating that has been requested by or paid for by the Company.

SECTION 2.                         Representations and Warranties.  The Company represents and warrants that (a) the execution and delivery of this letter has been duly authorized by all requisite corporate action on behalf of the Company, this letter has been duly executed and delivered by an authorized officer of the Company, and the Company has obtained all authorizations, consents, and approvals necessary for the execution, delivery and performance of this letter and such authorizations, consents and approvals are in full force and effect, (b) each representation and warranty set forth in Section 5 of the Note Agreement and the other Transaction Documents is true and correct in all material respects as of the date of execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date) and (c) after giving effect to the amendments in Section 1, no Event of Default or Default exists.

SECTION 3.                         Conditions to Effectiveness.  The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

3.1                               Documents.  Each holder of a Note shall have received original counterparts or, if reasonably satisfactory to the Required Holders, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance reasonably satisfactory to the Required Holders, dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect:

(i)                                     counterparts of this letter executed by the Company and the Required Holders; and

(ii)                                  a favorable opinion of counsel(s) to the Company addressed to Prudential and each holder of a Note with respect to the Company, this letter agreement and the Note Agreement, as amended hereby.

3.2                               Proceedings.  All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter shall be reasonably satisfactory to Prudential, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 4.                         Reference to and Effect on Note Agreement and Notes; Ratification of Transaction Documents.  Upon the effectiveness of the amendments in Section 1 of this letter, each reference to the Note Agreement in any other Transaction Document shall mean and be a reference to the Note Agreement, as modified by this letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement, the Notes and each other Transaction Document shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of Prudential or any holder of the Notes, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Transaction Document at any time.  The execution, delivery and effectiveness of this letter shall not be construed as a course of dealing or other implication that Prudential or any holder of the Notes has agreed to or is prepared to grant any consents or agree to any amendment to the Note Agreement in the future, whether or not under similar circumstances.

SECTION 5.                         Expenses.  The Company hereby confirms its obligations under Section 16.1 of the Note Agreement in connection with the transactions hereby contemplated, whether or not such transactions are consummated.

SECTION 6.                         Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW

YORK EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 7.        Counterparts; Section Titles.  This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/S/ David Quackenbush
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan
Co., Ltd. (as Investment Manager)

By:	Prudential Investment Management, Inc.
(as Sub-Adviser)

By:	/S/ David Quackenbush
Vice President

PAR U HARTFORD LIFE & ANNUITY COMFORT TRUST

By:	Prudential Arizona Reinsurance Universal Company (as Grantor)

By:	Prudential Investment Management, Inc.
(as Investment Manager)

By:	/S/ David Quackenbush

Vice President

Amendment No. 1 to Private Shelf Agreement

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY
THE INDEPENDENT ORDER OF FORESTERS

		By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

		By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

		By:	/S/ David Quackenbush
Vice President

The foregoing letter is
hereby accepted as of the
date first above written:

HILLENBRAND, INC.

By:	/S/ Theodore S. Haddad, Jr.
Name:	Theodore S. Haddad, Jr.
Title:	Vice President and Treasurer

Amendment No. 1 to Private Shelf Agreement